Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
CUSIP NO. 74930B 10 5
RBB BANCORP
NUMBER SHARES
THIS CERTIFIES THAT
IS THE RECORD HOLDER OF
FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK NO PAR VALUE EACH OF
RBB Bancorp. transferable on the books of the ILLEGIBLE by duly authorized Attorney upon surrender of this Certificate properly ILLEGIBLE valid unless countersigned by an authorized representative of the Transfer ILLEGIBLE
IN WITNESS WHEREOF ILLEGIBLE Certificate to be signed by its duly authorized Officers, certified with the seal of ILLEGIBLE
Dated:
PRESIDENT
SECRETARY
RBB BANCORP CORPORATE Seal CALIFORNIA
Countersigned & Registered
By
Authorized Signature - Direct Transfer
Morrisville, NC ILLEGIBLE (919) 481-4000

NOTICE:	Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common	UNIF GIFT MIN ACT — Custodian
TEN ENT — as tenants by the entireties	(Cust) (Minor)
JT TEN— as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants in common	Acr
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

Shares

of the capital stock represented by the written certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature

Signature (If more than one owner)

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

AFFIX MEDALLION SIGNATURE GUARANTEE